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                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 30, 2001
                                                      -----------------------
                              LifeMinders, Inc.
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           (Exact name of registrant as specified in its charter)


          Delaware                    0-28133                 52-1990403
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)

   13530 Dulles Technology Drive, Suite 500,  Herndon, Virginia      20170
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           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (703) 707-8261
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On January 30, 2001, LifeMinders, Inc. (the "Company") issued a press release announcing results for the fourth quarter and fiscal year ending December 31, 2000. The Company also announced in that press release that the Company's founder, Stephen Chapin, had stepped down as Chairman and Chief Executive Officer and that the Company's Board of Directors had appointed Jonathan B. Bulkeley, a member of the Board of Directors, as Chairman and Chief Executive Officer. A copy of the Company's press release is attached to this current report on Form 8-K. Such press release is incorporated by reference into this Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit. Mr. Chapin also resigned from the Company's Board of Directors, effective as of January 29, 2000.

     The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in LifeMinders, Inc.'s filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. LifeMinders, Inc. undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              99.1  Press Release issued January 30, 2001, by LifeMinders, Inc.
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                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   LifeMinders, Inc.
                                                   -----------------------------
                                                   (Registrant)

      February 7, 2001                         By  /s/   Joseph S. Grabias
---------------------------------                  -----------------------------
           Date                                    Joseph S. Grabias
                                                   Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number     Description

99.1       Press Release issued January 30, 2001, by LifeMinders, Inc.